UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): June 25, 2020

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company [X]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [X]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 25, 2020, the Compensation Committee of the Board of Directors of OrthoPediatrics Corp. (the “Company”) granted 30,000 shares of the Company’s common stock, par value $0.00025 per share, to Mark C. Throdahl, the Company’s Chief Executive Officer, in recognition of his contributions to the Company over the past 10 years.

As previously reported, effective as of June 3, 2020, the Company initiated an executive succession plan whereby David R. Bailey became the Company’s President and Fred L. Hite became the Company’s Chief Operating Officer and Chief Financial Officer. Prior to that time, Mr. Throdahl had served as President and Chief Executive Officer of the Company, Mr. Bailey as an Executive Vice President, and Mr. Hite as Chief Financial Officer. Sometime in 2021, following his reaching the age of 70, Mr. Throdahl is expected to transition to the role of Executive Chairman, and Mr. Bailey is expected to succeed Mr. Throdahl as the Company’s Chief Executive Officer. Once becoming Executive Chairman, Mr. Throdahl will continue working from the Company’s Warsaw, Indiana headquarters and maintaining direct involvement in investor relations, strategy development, and operational travel in the field.

Additionally, on June 25, 2020, the Compensation Committee of the Company’s Board of Directors granted 10,000 shares of the Company’s restricted stock to Mr. Hite, which shares vest three years after the grant date.

The award to each of Mr. Throdahl and Mr. Hite had an aggregate value of approximately $1.3 million and $440,000, respectively, based on the June 25, 2020 closing price for the Company’s common stock, as reported on the Nasdaq Global Market. The grants were made pursuant to the OrthoPediatrics Corp. 2017 Incentive Award Plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: June 30, 2020	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary